Exhibit 99.1

AMPLIFY ENERGY CORP.

500 Dallas Street, Suite 1600

Houston, Texas 77002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 16, 2018

The 2018 Annual Meeting of Stockholders of Amplify Energy Corp. will be held at the Doubletree Hotel, 400 Dallas Street, Granger Ballroom - A, Houston, Texas 77002 on May 16, 2018, at 9:00 a.m. Houston time, to consider the following proposals:

1. To elect seven members of the board of directors to hold office until our 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2. To ratify the appointment, by the Audit Committee of the Board of Directors, of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These matters are more fully described in the accompanying proxy materials. Only stockholders of record at the close of business on March 19, 2018, the record date, are entitled to receive notice of and to vote at the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy solicitation materials primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 6, 2018, we will mail to each stockholder of record a Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials, vote, or request paper copies.

By Order of the Board of Directors,

Eric M. Willis

Vice President and General Counsel

Houston, Texas

April 6, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2018

This Notice of Annual Meeting and Proxy Statement, along with our 2017 Annual Report on Form 10-K, are available free of charge at http://www.proxyvote.com.

YOUR VOTE IS IMPORTANT

Your vote is important. We urge you to review the accompanying Proxy Statement carefully and to submit your proxy as soon as possible so that your shares will be represented at the meeting.

AMPLIFY ENERGY CORP.

500 Dallas Street, Suite 1600

Houston, Texas 77002

PROXY STATEMENT

2018 ANNUAL MEETING OF STOCKHOLDERS

We have furnished this proxy statement to you because the Board of Directors (the “Board”) of Amplify Energy Corp., a Delaware corporation (referred to herein as the “Company,” “Amplify,” “we,” “us” or “our”), is soliciting your proxy to vote at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 16, 2018, at 9:00 a.m. Houston time, at the Doubletree Hotel, 400 Dallas Street, Granger Ballroom - A, Houston, Texas 77002. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment or postponement of the Annual Meeting. If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy.

We provide access to our proxy materials to our stockholders on the Internet. Accordingly, on or about April 6, 2018, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to stockholders. Stockholders will have the ability to access the proxy materials, including this proxy statement and voting instructions, on the website referred to in the Notice of Availability or request a printed set of the proxy materials to be sent to them by following the instructions in the Notice of Availability.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We have furnished this proxy statement to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting.

Am I entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on March 19, 2018, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 25,000,000 shares of common stock outstanding and entitled to vote at the Annual Meeting, with each such share of common stock entitling the holder of record on such date to one vote. There is no cumulative voting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. If you attend the Annual Meeting in person, you may be asked to present valid picture identification, such as a driver’s license or passport, to be admitted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a broker, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. If you attend the Annual Meeting in person, you may be asked to present valid picture identification, such as a driver’s license or passport, and you must present proof of your ownership, such as a current brokerage or bank account statement reflecting ownership as of the Record Date, to be admitted. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card executed in your favor from your broker, bank, dealer or other holder of record.

Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of proxy materials?

As permitted under the rules of the Securities and Exchange Commission (the “SEC”), we are making our proxy materials available to our stockholders electronically via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 6, 2018, the Company is sending the Notice of Availability to its stockholders of record as of the Record Date. You will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Availability includes (i) instructions on how to access the Company’s proxy materials and vote via the Internet, (ii) the date, time and location of the Annual Meeting, (iii) a description of the matters intended to be acted upon at the Annual Meeting, (iv) a list of the materials being made available electronically, (v) instructions on how a stockholder can request paper copies of the Company’s proxy materials, (vi) any control/identification numbers that a stockholder needs to access the proxy materials, and (vii) information about attending the Annual Meeting and voting in person.

Can I vote my shares by filling out and returning the Notice of Availability?

No. The Notice of Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Availability and returning it. The Notice of Availability provides instructions on how to cast your vote. For additional information, please see “— What are the different methods that I can use to vote my shares of common stock?” below.

What am I being asked to vote on?

You are being asked to vote on two proposals:

•	Proposal 1 — the election of seven members of the Board to hold office until our 2019 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; and

•	Proposal 2 — the ratification of the appointment, by the Audit Committee of the Board, of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

In addition, you are entitled to vote on any other matters that may properly come before the Annual Meeting.

How does the Board recommend that I vote my shares?

A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board’s recommendations can be found with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

•	Proposal 1 — FOR the election of each of the seven director nominees; and

•	Proposal 2 — FOR the ratification of the appointment, by the Audit Committee of the Board, of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.

What are the different methods that I can use to vote my shares of common stock?

If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

•	By Internet. You may submit a proxy electronically via the Internet, using the website listed on the Notice of Availability. Please have the Notice of Availability in hand when you log onto the website. Internet voting facilities will close and no longer be available on the date and time specified on the Notice of Availability.

•	By Telephone. You may submit a proxy by telephone using the toll-free number listed on the Notice of Availability. Please have the Notice of Availability in hand when you call. Telephone voting facilities will close and no longer be available on the date and time specified on the Notice of Availability.

•	By Mail. You may request a hard copy of the proxy card by following the instructions on the Notice of Availability. You may submit a proxy by mail by completing, signing, dating and returning your proxy card in the provided pre-addressed envelope. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. The completed and signed proxy card must be received by the date specified on the Notice of Availability.

•	In Person. You may vote in person at the Annual Meeting by completing a ballot; however, attending the meeting without completing a ballot will not count as a vote.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.

If your shares are held in “street name,” you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet service providers and telephone companies.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy in writing at any time before it is exercised at the Annual Meeting.

If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date.

•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 500 Dallas Street, Suite 1600, Houston, Texas 77002.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, dealer or other agent, you should follow the instructions provided by them.

How are votes counted and how many votes are required to approve each proposal?

For Proposal 1, directors will be elected by a plurality of all votes cast. You may vote “FOR” a nominee to the Board or you may “WITHHOLD” your vote for any nominee you specify. The seven nominees who receive the highest number of “FOR” votes will be elected as directors. For Proposal 2, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Approval of Proposal 2 requires the affirmative “FOR” vote of a majority of the voting power of the outstanding shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

With respect to Proposal 1 to elect directors, withheld votes and broker non-votes will not have any effect on the outcome of the director elections. With respect to Proposal 2 to ratify the appointment of our independent registered public accounting firm, abstentions will be included in the number of shares voting and will have the effect of a vote against the proposal. Because the ratification of an independent auditor is a routine matter on which brokers may vote, there will be no broker non-votes with respect to Proposal 2.

Will my shares be voted if I do not provide my proxy and do not attend the Annual Meeting?

If you are a stockholder of record and you do not vote in person at the Annual Meeting or vote by proxy, then your shares will not be voted.

If you hold your shares in “street name,” your broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For certain “routine” matters, even if you do not give your broker instructions on how to vote your shares, the broker may vote your shares in its discretion. This is a broker discretionary vote. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 2) is considered routine under applicable rules. For matters not considered “routine,” if you do not give your broker instructions on how to vote your shares, the broker will return the proxy card without voting on that proposal. This is a broker non-vote. The proposal to elect directors (Proposal 1) is not considered routine. As a result, no broker may vote your shares on this proposal without your specific instructions.

Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc., as our independent agent, to receive and tabulate votes at the Annual Meeting. Broadridge will separately tabulate “For” or “Withhold” or “For,” “Against,” or “Abstain” votes, abstentions and broker non-votes, as applicable. Broadridge has also been retained to be our election inspector to certify the results, determine the existence of a quorum and the validity of proxies, and perform any other acts required under the Delaware General Corporation Law.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock outstanding and entitled to vote are present in person or represented by proxy at the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting to another time or place.

Who is paying for this proxy solicitation?

We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Availability, Notice of Annual Meeting and Proxy Statement and the related materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies in person or by telephone, e-mail, facsimile or other means, without additional compensation. We may also reimburse brokers, banks, dealers and other agents for the cost of forwarding proxy materials to beneficial owners.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 7, 2018, to our Corporate Secretary at 500 Dallas Street, Suite 1600, Houston, Texas 77002; provided that if the date of the annual meeting is more than 30 days before or after May 16, 2019, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. If you wish to submit a proposal that is not to be included in our proxy materials for next year’s annual meeting pursuant to the SEC stockholder proposal procedures or to nominate a director, you must do so between January 21, 2019 and February 20, 2019; provided that if the date of that annual meeting is more than 30 days before or after May 16, 2019, you must give notice not later than the close of business on the 45th day before such annual meeting date or, if later, the 10th day following the day on which public announcement of the annual meeting date is first made. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board currently consists of seven members, all of whom are currently serving as directors.

At each annual meeting, our stockholders will elect our directors. Our executive officers and key employees serve at the discretion of the Board. Directors may be removed, either with or without cause, by the affirmative vote of the holders of a majority of the voting power of the shares of common stock entitled to vote in connection with the election of directors, voting together as a single class.

The Board has nominated the following individuals for election as directors of the Company to serve until our 2019 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

David M. Dunn

Christopher W. Hamm

P. Michael Highum

Evan S. Lederman

David H. Proman

William J. Scarff

Edward A. Scoggins, Jr.

Each of the seven director nominees receiving a plurality of the votes at the Annual Meeting will be elected. The Board recommends that you vote “FOR” the election of each of the nominees listed above.

Unless otherwise instructed, the proxyholders will vote the proxies received by them for the seven nominees named above. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the proxyholders will vote for the election of a substitute nominee that the Board recommends.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

DIRECTORS

After the Annual Meeting, assuming the stockholders elect the nominees of the Board as set forth in “Proposal 1—Election of Directors” above, the members of the Board will be:

Name	Age (as of March 1, 2018)	Position
David M. Dunn	42	Director
Christopher W. Hamm	50	Director
P. Michael Highum	67	Director
Evan S. Lederman	38	Director
David H. Proman	35	Chairman
William J. Scarff	62	President, Chief Executive Officer and Director
Edward A. Scoggins, Jr.	38	Director

Set forth below is biographical information for the nominees. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.

David M. Dunn has served as a member of our board of directors since March 2018. Mr. Dunn serves as the Managing Partner of Cross Sound Management LLC and Co-Chief Investment Officer of the Cross Sound Distressed Opportunities Fund (collectively, “Cross Sound”). Prior to co-founding Cross Sound in May 2016, Mr. Dunn served as a senior investment professional at Arrowgrass Capital Partners (US) LP from December 2010 to April 2016. Mr. Dunn received a J.D. degree from the St. John’s University School of Law and a B.S. in Communications from Southern Illinois University.

The board believes that Mr. Dunn’s extensive investment and restructuring experience in the energy industry brings valuable investment, strategic and analytical skills to the board of directors.

Christopher W. Hamm has served as a member of our board of directors since our inception in May 2017. Mr. Hamm is a 26-year veteran of the investment management industry and CEO of AXYS CAPITAL, an SEC registered private investment fund manager he founded in 2009. In 1998, Mr. Hamm founded Memorial Investment Advisors, a registered investment advisor, and Memorial Funds, an institutional multi-fund registered investment company, where he served as Chairman of the Board of Trustees, and developed Millennium Funds, an alternative investment private fund complex. Prior to founding his own firms, Mr. Hamm served as Executive Director – Institutional Services at CIBC Oppenheimer, Senior Vice President – Capital Markets at PaineWebber, and Vice President – Taxable Fixed Income at Howard Weil Labouisse & Friederichs.

The board believes Mr. Hamm’s considerable experience in the investment advisory industry brings substantial investment management skills to the board of directors.

P. Michael Highum has served as a member of our board of directors since our inception in May 2017. Mr. Highum previously served as a member of the board of directors of Memorial Production Partners GP, LLC, the general partner of our predecessor, from March 2012 until May 2017. Subsequent to his retirement in 2001, he has been primarily involved in managing his private investments. From 2002 to 2006, Mr. Highum served as an advisor to Fidelity Investments, where he helped establish and develop FIML Natural Resources LLC, an oil and gas exploration and production company. He co-founded HS & Associates in 1978, which was the predecessor to the NYSE-listed HS Resources, Inc., an independent oil and gas exploration and production company (later sold to Kerr McGee Corporation in 2001), where he served as President and Director. From 1995 to 2001, Mr. Highum served as a Director (and President in 1999) of the Colorado Oil and Gas Association. Prior to HS & Associates, Mr. Highum practiced corporate law in the San Francisco office of Pillsbury, Madison & Sutro, LLP.

The board believes that Mr. Highum’s considerable executive management and energy investment experience bring substantial investment management skills to the board of directors.

Evan S. Lederman has served as a member of our board of directors since our inception in May 2017. Mr. Lederman serves as a Managing Director, Co-Head of Restructuring and a Partner on the Investment Team at Fir Tree Partners. Mr. Lederman focuses on the funds’ distressed credit and special situation investment strategies, including co-managing its energy restructuring initiatives. Prior to joining Fir Tree Partners in 2011, Mr. Lederman worked in the Business Finance and Restructuring groups at Weil, Gotshal & Manges LLP and Cravath, Swaine & Moore LLP. In addition to Amplify Energy, Mr. Lederman also currently serves, in his capacity as a Fir Tree Partners employee, as a member of the boards of directors of Linn Energy, Inc. (Chairman), Ultra Petroleum Corp., New Emerald Energy LLC, and Deer Finance, LLC. Mr. Lederman received a J.D. degree with honors from New York University School of Law and a B.A., magna cum laude, from New York University.

The board believes that Mr. Lederman’s extensive investment and restructuring experience in the energy industry, as well as his considerable experience as a member of the boards of exploration and production companies, bring valuable strategic and analytical skills to the board of directors.

David H. Proman has served as our Chairman and a member of our board of directors since our inception in May 2017. Mr. Proman joined Fir Tree Partners in 2010 and is a Managing Director, Co-Head of Restructuring and a Partner on the Investment team. Mr. Proman focuses on the funds’ distressed credit investment strategies, most notably co-managing the firm’s structured mortgage credit and energy restructuring initiatives. Mr. Proman has 13 years of investment experience in structured and corporate debt investing. Prior to joining Fir Tree Partners, Mr. Proman helped manage the corporate and structured mortgage credit investments at Kore Advisors, a fixed income investment fund. Mr. Proman also previously served, in his capacity as a Fir Tree Partners employee, as a member of the board of directors of Eco-Stim Energy Solutions, Inc. Mr. Proman received a B.A. in Economics from the University of Virginia.

The board believes Mr. Proman’s extensive investment and restructuring experience in the energy industry brings valuable strategic and analytical skills to the board of directors.

William J. Scarff has served as our President and Chief Executive Officer since our inception in May 2017. From September 2016 to May 2017, he served as Chief Executive Officer of Memorial Production Partners GP, LLC, the general partner of our predecessor and from January 2014 to September 2016 as President of our predecessor’s general partner. Mr. Scarff also served as President of Memorial Resource Development Corp., the former owner of the Predecessor’s general partner, from January 2014 to January 2016. Previously, Mr. Scarff served as President of Memorial Resource Development LLC, an affiliate of our predecessor, from January 2014 to June 2014. From 2000 through January 2014, Mr. Scarff served as President and Chief Executive Officer of several private exploration and production companies sponsored by NGP. From October 2010 until January 2014, Mr. Scarff was President and Chief Executive Officer of Propel Energy, LLC. Prior to that, he was President and Chief Executive Officer of Seismic Ventures, Inc. from 2006 to 2009. From 2005 to 2014, Mr. Scarff was President and Chief Executive Officer of Proton Operating Company, LLC and from 1999 to 2005, he was President and Chief Executive Officer of Proton Energy, LLC and its affiliates. From 1978 to 1999, Mr. Scarff held a variety of positions of increasing responsibility in Marathon Oil Company, Anadarko Production Company, Burlington Resources, Texas Meridian Resource Corporation and Hilcorp Energy Company.

The board believes Mr. Scarff’s extensive executive experience with oil and natural gas companies brings valuable strategic, managerial and analytical skills to the board of directors.

Edward A. Scoggins, Jr. has served as a member of our board of directors since our inception in May 2017. Mr. Scoggins co-founded Millennial Energy Partners in 2012, and currently serves as Managing Partner. Under his leadership, the firm has secured private equity capital in excess of $300 million and directly invested in oil and gas assets through eight investment vehicles. Prior to Millennial, from 2008 to 2012, Mr. Scoggins led BG Group plc’s commercial and technical teams on oil and gas investments in the Haynesville shale, the Marcellus shale, British Columbia, Chile, Equatorial Guinea and Trinidad and Tobago. Prior to joining BG Group plc, Mr. Scoggins served as Strategic Planning Manager and Community and Public Relations Manager with Marathon Oil Company from 2005 to 2008. Mr. Scoggins began his career with Bechtel Corporation as Project Controls Engineer in Equatorial Guinea, West Africa from 2004 to 2005. In addition to Amplify Energy, Mr. Scoggins also currently serves as a member of the board of directors of Ultra Petroleum Corp. He received his bachelor’s degree in Economics and History from Vanderbilt University and earned his Master of Science in Foreign Service (MSFS) degree with a concentration in business and finance from Georgetown University.

The board believes that Mr. Scoggin’s considerable investment and commercial experience in the energy industry brings valuable strategic and investment skills to the board of directors.

EXECUTIVE OFFICERS

In addition to Mr. Scarff (please see biography above), the following individuals serve as our executive officers as of the date of this proxy statement. Officers serve at the discretion of the board of directors.

Name	Age (as of March 1, 2018)	Position with the Company
Christopher S. Cooper	50	Senior Vice President and Chief Operating Officer
Robert L. Stillwell, Jr.	40	Senior Vice President and Chief Financial Officer
Eric M. Willis	39	Vice President and General Counsel
Richard P. Smiley	59	Vice President of Operations — Onshore
Matthew J. Hoss	35	Vice President and Chief Accounting Officer

Christopher S. Cooper has served as our Senior Vice President and Chief Operating Officer since our inception in May 2017. From November 2014 to May 2017, Mr. Cooper served as Senior Vice President and Chief Operating Officer of Memorial Production Partners GP, LLC, the general partner of our predecessor. Previously, he served in a variety of operational, technical and strategic planning positions with Marathon Oil Company since 1990. From August 2013 until November 2014, Mr. Cooper served as Director, Global Projects. From November 2011 until August 2013, he served as Director, Financial Planning/Operations. From July 2009 until November 2011, Mr. Cooper served as Asset Manager/Regional Vice President, Mid-Continent, and from May 2007 until July 2009, he served as Asset Manager, Powder River Basin.

Robert L. Stillwell, Jr. has served as our Senior Vice President and Chief Financial Officer since our inception in May 2017. From January 2015 to May 2017, Mr. Stillwell served as Senior Vice President and Chief Financial Officer of Memorial Production Partners GP, LLC, the general partner of our predecessor. From July 2014 to January 2015, he served as Vice President — Finance of our predecessor’s general partner. Previously, he served as Treasurer of Memorial Resource Development LLC, an affiliate of our predecessor, from June 2012 to June 2014. From January 2011 to June 2012, Mr. Stillwell served as an investment banker at Citigroup in the Global Energy Group. From June 2010 to December 2010 and from July 2007 to June 2010, he worked in investment banking with UBS and Scotia Waterous, respectively. Mr. Stillwell began his career in the corporate finance group of EXCO Resources, Inc.

Eric M. Willis has served as our Vice President and General Counsel since December 2017. From April 2015 to December 2017, Mr. Willis was a partner in the capital markets practice group at Kirkland & Ellis LLP in Houston, Texas, representing oil and gas clients. Prior to joining Kirkland & Ellis, he practiced corporate and securities law from September 2008 to April 2015 at Latham & Watkins LLP in Houston, Texas and Orange County, California.

Richard P. Smiley has served as our Vice President of Operations — Onshore since our inception in May 2017. He previously served at Memorial Production Partners GP, LLC, the general partner of our predecessor, as Vice President of Operations – Onshore from March 2016 to May 2017, as Vice President of Operations – Southern Region from August 2015 through February 2016 and as Director, Operations — Northern Region from November 2014 to July 2015. Previously, he was Vice President of Operations at CL&F Resources LP from February 2014 to November 2014. From December 2011 to January 2014, Mr. Smiley served as Vice President of Operations at Propel Energy, LLC. From June 2010 to November 2011 he held the position of Operations Manager at Quantum Resources Management, LLC. Mr. Smiley began his career with El Paso Exploration Company in 1980 and held various engineering, operations and management with multiple companies, including Burlington Resources, Comstock, Bois d’Arc and Stone Energy, throughout the Central United States, both onshore and in the Gulf of Mexico. He has a Petroleum Engineering Degree from Colorado School of Mines.

Matthew J. Hoss has served as our Vice President and Chief Accounting Officer since August 2017 and as our Vice President, Accounting from our inception to July 2017. Previously, Mr. Hoss served as Vice President, Accounting of Memorial Production Partners GP, LLC, the general partner of our predecessor, from May 2016 to May 2017. Previously he served as Controller of Memorial Resource Development Corp., the former owner of the Predecessor’s general partner, from January 2015 to April 2016, Director, Accounting of Memorial Resource Development Corp. from July 2014 to December 2014, Director, Accounting of Memorial Resource Development LLC, an affiliate of our predecessor, from January 2014 to June 2014 and Manager, Special Projects of Memorial Resource Development LLC from May 2012 to December 2013. Prior to joining Memorial Resource Development LLC, Mr. Hoss held various positions from September 2006 to May 2012 in the transaction services and assurance practices at PricewaterhouseCoopers LLP in Houston, Texas, primarily serving energy clients. Mr. Hoss is a Certified Public Accountant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of February 23, 2018, the following table sets forth the beneficial ownership of our common stock that are owned by:

•	each person known by us to be a beneficial owner of more than 5% of our outstanding common shares;

•	each director;

•	each executive officer; and

•	all executive officers and directors as a group.

Name of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned (3)
Fir Tree Capital Management LP (4)	7,693,278	30.8%
Brigade Capital Management, LP (5)	4,226,644	16.9%
Axys Capital Income Fund, LLC (6)	1,875,307	7.5%
York Capital Management Global Advisors, LLC (7)	1,797,279	7.2%
Citadel Equity Fund Ltd. (8)	1,771,585	7.1%
William J. Scarff (9)	84,224	*
Christopher S. Cooper (10)	58,916	*
Robert L. Stillwell, Jr. (11)	44,269	*
Eric M. Willis	—	—
Richard P. Smiley (12)	19,067	*
Matthew J. Hoss (13)	11,679	*
David H. Proman (4)	—	—
David M. Dunn	—	—
Christopher W. Hamm (14)	1,816	*
P. Michael Highum (15)	1,816	*
Evan S. Lederman (4)	—	—
Edward A. Scoggins, Jr. (16)	1,816	*
All executive officers and directors as a group (12 persons)	223,603	*

* Less than 1.0%

(1)	Unless otherwise noted, the address for all beneficial owners in this table is 500 Dallas Street, Suite 1600, Houston, Texas 77002.
(2)	The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
(3)	Based on 25,000,000 shares of common stock outstanding at February 23, 2018. Shares of common stock (i) issuable upon the vesting of RSUs within 60 days of the date of this proxy statement, and (ii) subject to stock options that are currently exercisable or exercisable within 60 days of the date of this proxy statement, are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those RSUs or stock options, but are not treated as outstanding for the purpose of computing the percentage ownership (x) of any other person or (y) of the aggregate held by all executive officers and directors as a group.

(4)	The address of this beneficial owner is 55 West 46th Street, New York, NY 10036. Consists of (i) 295,979 shares owned by Fir Tree Capital Opportunity Master Fund III, LP, (ii) 177,227 shares owned by FT SOF IV Holdings, LLC, (iii) 3,936,185 shares owned by Fir Tree E&P Holdings VII, LLC and (iv) 3,283,887 shares owned by Fir Tree E&P Holdings VIII, LLC (collectively, the “Fir Tree funds”). Fir Tree Capital Management LP (“FTCM”) (f/k/a Fir Tree Inc.) is the investment manager for the Fir Tree funds. Jeffrey Tannenbaum, David Sultan and Clinton Biondo control FTCM. Each of FTCM, Messrs. Tannenbaum, Sultan and Biondo has voting and investment power with respect to the shares of common stock owned by the Fir Tree funds and may be deemed to be the beneficial owner of such shares. Evan S. Lederman and David H. Proman are directors of the Company and managing directors of FTCM. Messrs. Lederman and Proman do not have voting and investment power with respect to the shares of common stock owned by the Fir Tree funds in their capacities as managing directors of FTCM.
(5)	The address of this beneficial owner is 399 Park Ave. Suite 1600, New York, NY 10022. Consists of (i) 16,163 shares owned by Future Directions Credit Opportunities Fund, (ii) 478,746 shares owned by Brigade Credit Fund II Ltd., (iii) 16,101 shares owned by Big River Group Fund SPC LLC, (iv) 44,760 shares owned by Blue Pearl B 2015 Limited, (v) 142,249 shares owned by Blue Falcon Limited, (vi) 50,005 shares owned by Delta Master Trust, (vii) 217,826 shares owned by Brigade Distressed Value Master Fund Ltd., (viii) 410,000 shares owned by Brigade Energy Opportunities Fund II LP, (ix) 900,000 shares owned by Brigade Energy Opportunities Fund LP, (x) 52,910 shares owned by FedEx Corporation Employees’ Pension Trust, (xi) 20,733 shares owned by Brigade Opportunistic Credit Fund — ICIP, Ltd., (xii) 24,971 shares owned by Illinois State Board of Investment, (xiii) 18,133 shares owned by FCA Canada Inc. Elected Master Trust, (xiv) 19,581 shares owned by FCA US LLC Master Retirement Trust, (xv) 40,608 shares owned by JPMorgan Chase Retirement Plan Brigade Bank Loan, (xvi) 28,321 shares owned by JPMorgan Chase Retirement Plan Brigade, (xvii) 187,760 shares owned by Brigade Opportunistic Credit LBG Fund Ltd., (xviii) 115,162 shares owned by Los Angeles County Employees Retirement Association, (xix) 855,295 shares owned by Brigade Leveraged Capital Structures Fund Ltd., (xx) 39,859 shares owned by Goldman Sachs Trust II — Goldman Sachs Multi Manager Alternatives Fund, (xxi) 13,797 shares owned by Goldman Sachs Funds II SICAV — Goldman Sachs Global Multi-Manager Alternatives Portfolio, (xxii) 31,751 shares owned by SC Credit Opportunities Mandate LLC, (xxiii) 26,552 shares owned by U.S. High Yield Bond Fund, (xxiv) 53,321 shares owned by SEI Global Master Fund Plc the SEI High Yield Fixed Income Fund, (xxv) 147,449 shares owned by SEI Institutional Investments Trust-High Yield Bond Fund, (xxvi) 100,766 shares owned by SEI Institutional Managed Trust-High Yield Bond Fund, (xxvii) 22,852 shares owned by GIC Private Limited, (xxviii) 61,213 shares owned by The Coca-Cola Company Master Retirement Trust, (xxix) 51,458 shares owned by St. James’s Place Diversified Bond Unit Trust, and (xxx) 38,302 shares owned by Brigade Opportunistic Credit Fund 16 LLC (collectively, the “Brigade funds”). Brigade Capital Management, LP has voting and investment power with respect to the shares of common stock owned by the foregoing entities and may be deemed to be the beneficial owner of the shares of common stock owned by the Brigade funds.
(6)	The address of this beneficial owner is 1613 South Capital of Texas Hwy, Suite 201, Austin, TX 78746. Trust Asset Management LLC has voting and investment power with respect to the common stock owned by Axys Capital Income Fund, LLC and may be deemed to be the beneficial owner of the shares of common stock owned by Axys Capital Income Fund, LLC. Additionally, Christopher W. Hamm is a director of the Company and chief executive officer of Axys Capital Management, an affiliate of Axys Capital Income Fund, LLC, and therefore may be deemed to be the beneficial owner of, and to have voting and investment control over, the shares of common stock owned by Axys Capital Income Fund, LLC. Mr. Hamm disclaims beneficial ownership of the shares of common stock owned by Axys Capital Income Fund, LLC.
(7)	The address of this beneficial owner is 767 Fifth Avenue, New York, NY 10153. Consists of (i) 953,641 shares owned by York Credit Opportunities Investments Master Fund L.P., (ii) 800,635 shares owned by York Credit Opportunities Fund, L.P., (iii) 43,003 shares owned by Exuma Capital, L.P. (collectively, the “York funds”). York Capital Management Global Advisors, LLC has voting and investment power with respect to the common stock owned by the foregoing entities and may be deemed to be the beneficial owner of the shares of common stock owned by the York funds.

(8)	The address of this beneficial owner is 131 South Dearborn St., Chicago, IL 60603. Citadel Advisors LLC has voting and investment power with respect to the common stock owned by Citadel Equity Fund Ltd. and may be deemed to be the beneficial owner of the shares of common stock owned by Citadel Equity Fund Ltd.
(9)	Includes 41,951 RSUs that vest, and 41,951 stock options that become exercisable, on May 4, 2018.
(10)	Includes 29,333 RSUs that vest, and 29,333 stock options that become exercisable, on May 4, 2018.
(11)	Includes 22,000 RSUs that vest, and 22,000 stock options that become exercisable, on May 4, 2018.
(12)	Includes 9,533 RSUs that vest, and 9,533 stock options that become exercisable, on May 4, 2018.
(13)	Includes 5,833 RSUs that vest, and 5,833 stock options that become exercisable, on May 4, 2018.
(14)	Reflects RSUs that vest on May 4, 2018, which are held in a margin account by Mr. Hamm.
(15)	Reflects RSUs that vest on May 4, 2018.
(16)	Reflects RSUs that vest on May 4, 2018.

Please see our Annual Report on Form 10-K for the year ended December 31, 2017 for additional information.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has engaged KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and is seeking ratification of such appointment by our stockholders at the Annual Meeting. KPMG LLP has audited our financial statements and/or those of our predecessor since 2010. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or law require stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees and Services

The following table summarizes the aggregate KPMG LLP fees for independent auditing, tax and related services for each of the last two fiscal years (dollars in thousands):

	2017	2016
Audit fees (1)	$1,245	$1,185
Audit-related fees (2)	—	25
Tax fees (3)	—	—
All other fees (4)	—	—

Total	$1,245	$1,210

(1)	Audit fees represent amounts billed for each of the years presented for professional services rendered in connection with those services normally provided in connection with statutory and regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. For 2017 and 2016, those fees primarily related to the (i) audit of our annual financial statements and internal controls over financial reporting included in our annual reports, (ii) the review of our quarterly financial statements filed on Form 10-Q, (iii) services in connection with the Company’s emergence from bankruptcy, and (iv) services in connection with our predecessor’s at-the-market program.
(2)	Audit-related fees represent amounts billed in each of the years presented for assurance and related services that are reasonably related to the performance of the annual audit or quarterly reviews. For 2016, these fees primarily related to an agreed-upon procedures report in connection with our predecessor’s royalty relief program. No such services were rendered by KPMG LLP during the years ended December 31, 2017.
(3)	Tax fees represent amounts billed in each of the years presented for professional services rendered in connection with tax compliance, tax advice, and tax planning. No such services were rendered by KPMG LLP during the year ended December 31, 2017 and 2016.
(4)	No such services were rendered by KPMG LLP during the years ended December 31, 2017 and 2016.

Pre-Approval Policies and Procedures

The Audit Committee’s charter requires the Audit Committee to approve in advance all audit and non-audit services to be provided by KPMG LLP. The Audit Committee has adopted a pre-approval policy with respect to services which may be performed by KPMG LLP. This policy lists specific audit-related services as well as any other services that KPMG LLP is authorized to perform and sets out specific dollar limits for each specific service, which may not be exceeded without additional Audit Committee authorization. The Audit Committee receives quarterly reports on the status of expenditures pursuant to the pre-approval policy. The Audit Committee reviews the policy at least annually in order to approve services and limits for the current year. Any service that is not clearly enumerated in the policy must receive specific pre-approval by the Audit Committee prior to engagement.

The charter for the Audit Committee is available within the “Corporate Governance” section of our website at http://investor.amplifyenergy.com/corporate-governance.cfm.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL 2.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports and a Notice of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Amplify stockholders may be “householding” our proxy materials. One annual report, proxy statement and Notice of Internet Availability of Proxy Materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, you may (1) notify your broker, (2) direct your written request to: 500 Dallas Street, Suite 1600, Houston, Texas 77002 or (3) contact our Investor Relations department by telephone at (713) 588-8346. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker if their shares are held in “street name” or the Company if they are the stockholder of record. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report, proxy statement and Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

As of the date of this proxy statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Availability of Annual Reports on Form 10-K

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 to any of our stockholders of record, or to any stockholder who owns our common stock listed in the name of a broker, bank or dealer as nominee, at the close of business on March 19, 2018. Any request for a copy of our Annual Report on Form 10-K should be mailed to our Corporate Secretary at 500 Dallas Street, Suite 1600, Houston, TX 77002, or by calling (713) 588-8369.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 16, 2018. You are requested to cast your proxy as instructed in the Notice of Internet Availability of Proxy Materials whether or not you expect to attend the meeting in person. You may request paper copies of the proxy materials free of charge by following the instructions on the Notice of Internet Availability of Proxy Materials. If you request a paper proxy, please complete, date, and sign the enclosed form of proxy card and return it promptly in the envelope provided. By submitting your proxy promptly, you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. We encourage you to vote via the Internet.

AMPLIFY ENERGY CORP. 500 DALLAS STREET, SUITE 1600 HOUSTON, TEXAS 77002

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Amplify Energy Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Amplify Energy Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

If you would like to attend the annual meeting and vote in person, you may contact Amplify Energy Corp. at (713) 588-8369 (attn.: Corporate Secretary) for directions to the annual meeting. Please see the proxy statement for annual meeting attendance requirements.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E41514-P05923 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMPLIFY ENERGY CORP.
The Board of Directors recommends a vote “FOR” each nominee listed in Proposal 1 and “FOR” Proposal 2.

Vote on Directors
1.	Election of Directors
	Nominees:	For	Withhold	Vote on Proposal		For	Against	Abstain
	1a. David M. Dunn	☐	☐	2.	Ratification of Appointment of KPMG LLP as Independent Auditor	☐	☐	☐
1b. Christopher W. Hamm 1c. P. Michael Highum 1d. Evan S. Lederman 1e. David H. Proman 1f. William J. Scarff 1g. Edward A. Scoggins, Jr.	☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐	The shares represented by this proxy, when properly
executed, will be voted in the manner directed herein
by the undersigned stockholder(s). If no direction is
made, this proxy will be voted “FOR” the nominees
listed in Proposal 1 and “FOR” Proposal 2.

If any other matters come properly before the meeting,
the person named in this proxy will vote in their
discretion.

Each signatory to this proxy acknowledges receipt
from Amplify Energy Corp., prior to execution of
this proxy, of a notice of Annual Meeting of
Stockholders and a proxy statement dated April 6,
2018.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting and Proxy Statement, along with our 2017 Annual Report on Form 10-K, are available free of charge at http://www.proxyvote.com.

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E41515-P05923

AMPLIFY ENERGY CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 16, 2018

The undersigned hereby appoint(s) William J. Scarff, Robert L. Stillwell, Jr. and Eric M. Willis, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Amplify Energy Corp. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Houston time, on May 16, 2018, at the Doubletree Hotel, 400 Dallas Street, Granger Ballroom - A, Houston, Texas 77002, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE